SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2003

PLUG POWER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices and Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

Plug Power Inc. (“Plug Power”) hereby files this Current Report on Form 8-K for the purpose of updating the unaudited pro forma condensed combined financial information of Plug Power and H Power Corp. included in Plug Power’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (No. 333-101567).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of the Business Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Updated pro forma financial information required to be filed as part of this report Form 8-K as required by Article 11 of Regulation S-X are included in Exhibits 99.1 and 99.2 attached hereto and is incorporated herein by reference in its entirety.

(c)    Exhibits.

99.1	Unaudited pro forma condensed combined statements of operations of Plug Power for the six-month period ended June 30, 2003.

99.2	Unaudited pro forma condensed combined statements of operations of Plug Power for the twelve-months ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2003	PLUG POWER INC.

	By:	/s/ DAVID A. NEUMANN
David A. Neumann Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statements of operations of Plug Power for the six month period ended June 30, 2003.

99.2	Unaudited pro forma condensed combined statements of operations of Plug Power for the twelve-months ended December 31, 2002.